                                                                    Exhibit 99.2


                      AGREEMENT OF COMPROMISE AND SETTLEMENT


     This AGREEMENT OF COMPROMISE AND SETTLEMENT dated as of March 24, 1998 (this "Settlement Agreement") is entered into by and among LIDAK Pharmaceuticals ("LIDAK"), a California corporation, on the one hand, and HealthMed, Inc., a Nevada Corporation ("HealthMed"), Mitchell J. Stein ("Stein"), George P. Rutland ("Rutland"), Edward L. Hennessy, Jr. ("Hennessy"), and Wallace O. Raubenheimer ("Raubenheimer") (collectively the "HealthMed Parties") on the other hand. The foregoing parties are sometimes collectively referred to herein as the "Parties."

     WHEREAS, LIDAK has scheduled its 1998 Annual Meeting of Shareholders for April 18, 1998;

     WHEREAS, LIDAK has issued a Proxy Statement presenting for action at the 1998 Annual Meeting the election of Messrs. William N. Jenkins, Helmer P.K. Agersborg and Stuart A. Samuels as directors;

     WHEREAS, the HealthMed Parties have filed a Schedule 13D and Proxy Statement announcing their intent to contest the election of the LIDAK slate of directors and have nominated a slate consisting of Edward L. Hennessy, Jr., George P. Rutland and Wallace O. Raubenheimer;

     WHEREAS, the Parties desire to avoid the costs and expenses of a protracted and divisive proxy contest and related litigation; and

     WHEREAS, LIDAK has determined that the agreements set forth herein are in the best interests of LIDAK and its shareholders.

     FOR AND IN CONSIDERATION of the mutual covenants contained herein, the Parties, intending to be legally bound hereby, agree as follows:

     1. Certain Defined Terms. As used in this Settlement agreement, the following terms (whether or not capitalized) shall have the following meanings:

          "1998 Annual Meeting" means the 1998 annual meeting of shareholders of LIDAK at which the election of directors shall be considered.

          "Board" means the Board of Directors of LIDAK.

          "Common Stock" means the Class A and Class B common stock, no par value per share, of LIDAK.

          "Effective Date" means March 24, 1998.

          "Exchange Act" means the Securities Exchange Act of 1934, as amended.

          "LIDAK Securities" means any securities issued by LIDAK or any of its direct or indirect subsidiaries, including the Common Stock and any other debt or equity securities of LIDAK or any of its direct or indirect subsidiaries that are outstanding as of the date hereof or may hereafter be issued.

          "Person" means any individual, corporation, association, general or limited partnership, limited liability company, limited liability partnership, joint venture, trust, estate, other entity or organization or group.

          "Schedule 13D" means the Statements on Schedule 13D related to LIDAK Securities and filed with the SEC on or about January 13, 1998 by any or all of the HealthMed Parties, and amendments thereto filed prior to the Effective Date.

          "SEC" means the United States Securities and Exchange Commission.

          "Securities Act" means the Securities Act of 1933, as amended.

          "Solicitation Action" with respect to a shareholders' meeting means any of the following: (i) giving notice pursuant to LIDAK's Bylaws of an intention to nominate directors at such meeting; (ii) filing with the SEC any proxy solicitation materials (whether preliminary, definitive or as described in Rule 14a-11 or 14a-12 under the Exchange Act) with respect to such meeting;
(iii) mailing or otherwise disseminating to shareholders any such solicitation materials; (iv) otherwise engaging in a solicitation of proxies with respect to such meeting; (v) nominating at such meeting candidates for election as directors except as provided herein; or (vi) casting votes or ballots at such meeting pursuant to proxies so solicited (but the term "Solicitation Action" shall not include the casting of votes or ballots by the Parties with respect to shares of Common Stock beneficially owned by them or which are the subject of voting trusts over which they have control).

          "Transaction" means any business combination involving LIDAK, including without limitation an acquisition, merger, spin-off, spin-out, consolidation, tender offer, share exchange or exchange offer.

          "Voting Securities" means any securities issued by LIDAK or any of its direct or indirect subsidiaries, including the Common Stock and any other equity securities or debt convertible into equity securities of LIDAK or any of its direct or indirect subsidiaries that are outstanding as of the date hereof or may hereafter be issued.

          The terms "participant," "proxy" and "solicitation" shall be used as defined in Regulation 14A under the Exchange Act (whether or not the pertinent securities are subject to Regulation 14A). The terms "beneficial ownership" and "group" shall be used as defined in Regulation 13D-G under the Exchange Act. The terms "affiliate" and "associate" shall be used as defined in Rule 12b-2 under the Exchange Act.

     2. Representations and Warranties of the HealthMed Parties. Each of the HealthMed Parties severally and not jointly, represents and warrants to LIDAK as follows:

          (a) Such HealthMed Party has the requisite legal power and authority to execute, deliver and carryout this Settlement Agreement and has taken all necessary legal action to authorize the execution, delivery and performance of this Settlement Agreement and the transactions contemplated hereby.

          (b) This Settlement Agreement has been duly and validly authorized, executed and delivered by such HealthMed Party and constitutes a valid and binding obligation, enforceable against such HealthMed Party in accordance with its terms.

          (c) Neither such HealthMed Party nor any of its affiliates beneficially owns, or has any direct, indirect or contingent pecuniary interest in, any LIDAK Securities other than as disclosed in the Schedule 13D, except for 50,000 shares owned by Hennessy which were purchased on or about March 18, 1998. Except for the aforementioned purchase of 50,000 shares by Hennessy, none of the HealthMed Parties, individually or in the aggregate, have filed any amendment or taken any action that requires filing an amendment to the Schedule 13D during the period from March 6, 1998 (the last amendment date) to and including the Effective Date.

          (d) Neither such HealthMed Party nor any of its affiliates is a member of any group with respect to LIDAK Securities and there are no other persons who are part of such a group with it or any of its affiliates except as disclosed in the Schedule 13D.

          (e) Such HealthMed Party is not committed to or intending to take any action designed to restore David Katz as an officer, consultant or employee of LIDAK nor to nominate or elect David Katz as a director of LIDAK.

          (f) No action or proceeding has been filed by any of the HealthMed Parties in any court or with any administrative body relating to any action by LIDAK or its affiliates.

          (g) There are, and have been, no undisclosed agreements or undertakings regarding compensation or remuneration of any kind to Messrs. Rutland, Raubenheimer or Hennessy.

          (h) There have been no commitments by Messrs. Rutland, Raubenheimer or Hennessy to any HealthMed financing or investment proposal concerning LIDAK.

          (i) There are no undisclosed agreements between the HealthMed Parties and David H. Katz.

          (j) None of the expenses incurred by the HealthMed Parties have been funded or reimbursed by David H. Katz.

     3. Representations and Warranties of LIDAK. LIDAK represents and warrants to the HealthMed Parties as follows:

          (a) LIDAK is duly organized and validly existing and in good standing under the laws of the State of California, has the requisite corporate power and authority to execute, deliver and carry out this Settlement Agreement and has taken all necessary corporate action to authorize the execution, delivery and performance of this Settlement Agreement and the transactions contemplated hereby.

          (b) This Settlement Agreement has been duly and validly authorized, executed and delivered by LIDAK and constitutes a valid and binding obligation, enforceable against LIDAK in accordance with its terms.

          (c) No action or proceeding has been filed by LIDAK or any of its affiliates in any court or with any administrative body relating to any action by any of the HealthMed Parties.

          (d) During the period from the Effective Date until the conclusion of the 1998 Annual Meeting, subject to the fiduciary duties of the members of the LIDAK Board, LIDAK shall not engage in any extraordinary Transaction. During that period, Rutland shall be given notice of all LIDAK Board meetings and invited to attend such meetings as an observer and to make his views known on any matters which come before the Board provided that Rutland signs a confidentiality agreement limiting the disclosure and use of any information obtained at such meetings. During that period LIDAK shall not enter into any employee retention agreements other than in the ordinary course of business and other than those agreements with certain executive management of LIDAK listed on Exhibit A, and the election of directors contemplated by paragraph 5(c) of this Agreement will not constitute a "change of control" as defined under such agreements. Nothing contained herein shall preclude LIDAK from adopting a shareholder rights plan or indemnification agreements for its officers or directors.

     4. Restrictions on Purchase and Sale of LIDAK Securities and Certain Other Actions. Each of the HealthMed Parties agrees that it and its respective affiliates shall not, without the prior written consent of LIDAK at any time on or prior to the LIDAK's annual meeting of shareholders in 2001:

          (a) acquire, offer to acquire or agree to acquire, directly or indirectly, by purchase or otherwise, beneficial ownership of LIDAK Securities (or any direct or indirect rights, options or warrants for any LIDAK Securities), other than the LIDAK Securities that such Person beneficially owns as of the date hereof as referenced in Section 2(c) of this Settlement Agreement, or encourage any Person to acquire, or advise any Person with respect to the acquisition or proposed acquisition of LIDAK Securities other than attempts to dispose of such aforementioned LIDAK Securities that such Person beneficially owns as of the date hereof; provided however, that this paragraph 4(a) shall not apply to acquisitions resulting from stock splits, reverse stock splits or other reclassifications affecting outstanding LIDAK Securities or stock dividends or other pro rata distributions by LIDAK or its direct or indirect subsidiaries to holders of LIDAK Securities (or a class or classes thereof) or from exercise of any rights so distributed, nor shall it prohibit the HealthMed Parties or their affiliates from acquiring LIDAK Securities from LIDAK on terms generally available to all LIDAK shareholders; and provided further that this paragraph (a) shall not apply to Rutland, Hennessy and Raubenheimer; and provided further that in the event the LIDAK Board approves a financing proposal by HealthMed, HealthMed shall be entitled to purchase additional LIDAK Securities in an amount to be negotiated in connection with the approval of such financing proposal. This paragraph 4(a) shall not preclude HealthMed from (i) acquiring additional LIDAK Securities subsequent to the Effective Date, but solely to the extent necessary to maintain the same percentage ownership interest in the outstanding Class A Common Stock of LIDAK at the time of such additional acquisition, as the percentage which HealthMed owns at the Effective Date or (ii) acquiring up to 709,380 shares of LIDAK Class A Common Stock upon the exercise of certain stock options by Dr. Katz, pursuant to the Purchase Rights Agreement dated January 12, 1998 between HealthMed and Katz, as described as of the date hereof in the Schedule 13D.

          (b) sell or otherwise convey (either singly or collectively) more than 5% of LIDAK's then current outstanding Securities to a single Person or group unless such Person or group, and every member thereof, agrees in writing to be bound by the provisions of this Settlement Agreement;

          (c) solicit, or encourage any other Person to solicit, or advise any Person with respect to the solicitation of proxies or consents with respect to any LIDAK Securities, or become a participant or otherwise engage in any solicitation of proxies or consents (A) with respect to any matter submitted or to be submitted to the vote of the holders of any LIDAK Securities at any annual or special meeting or by written consent, including, without limitation, with respect to the election of directors of LIDAK in opposition to the nominees recommended by the Board or otherwise for the purpose of acquiring control of the Board or management of LIDAK, or (B) for the purpose of calling a special meeting of LIDAK's shareholders or the holders of any LIDAK Securities; or advise or seek to advise any Person with respect to the voting of any LIDAK Securities; or submit, or encourage any other Person to submit, or advise or assist any

Person with respect to the submission of, any nominations or proposals to LIDAK or to the holders of LIDAK Securities for consideration by its shareholders or the holders of any LIDAK Securities at any annual or special meeting of such holders or in any action to be taken by written consent pursuant to LIDAK charter or bylaws, Rule 14a-8 under the Exchange Act, the provisions of any document governing the terms of any such LIDAK Securities or governing the rights of the holders thereof, or otherwise; engage in any Solicitation Action; or otherwise take any action to request a special meeting of the holders of any LIDAK Securities;

          (d) deposit any LIDAK Securities in a voting trust or subject them to a voting agreement or other agreement or arrangement of similar effect or otherwise join or form a partnership, limited partnership, syndicate or other group for the purpose of acquiring, holding, voting or disposing of any LIDAK Securities, except as to those LIDAK Securities held in voting trust as disclosed in the Schedule 13D and Amendment No. 1 thereto dated March 6, 1998;

          (e) engage in, or offer, agree or propose to engage in, any Transaction (other than to participate therein as a shareholder on terms generally available to all of LIDAK's shareholders); or arrange, or in any way participate, directly or indirectly, in any financing for any Transaction or for the purchase by any person of any LIDAK Securities or any assets of LIDAK; provided, however, that nothing herein shall prevent any of the HealthMed Parties from making nonpublicly disclosed financing or investment proposals to the LIDAK Board or tendering LIDAK securities beneficially owned by it to any person who may make a tender offer for all outstanding LIDAK securities of such class;

          (f) otherwise act alone or in concert with others to seek representation on the Board or to acquire control of LIDAK or any of its securities or assets;

          (g) publicly request any amendment of any of the terms of this Section;

          (h) support, encourage, or assist, directly or indirectly, LIDAK's employment, in any capacity, of David H. Katz or his appointment as an officer of LIDAK, or, except as otherwise provided herein, the nomination or election of David H. Katz as a director of LIDAK, subject to the fiduciary duties of any HealthMed Party who is a member of the LIDAK Board.

          (i) assist or advise, or enter into any agreement or arrangement to assist or advise any other person in taking any action referenced in any of paragraphs (a) through (h) above.

          (j) If the LIDAK Board invites offers from third parties for a Transaction that would result in a change of control of LIDAK, the HealthMed Parties shall not be restricted by the provisions of paragraph 4(a) and 4(e) hereof insofar as is necessary to permit the HealthMed Parties to compete on equal terms with any such third party.

     5. Additional Agreements.

          (a) Press Release. Upon the effectiveness of this Agreement, LIDAK shall issue the press release attached hereto as Exhibit B. No Party to this Settlement Agreement nor any of their respective affiliates, associates or representatives shall issue any other press release or other publicly available document concerning this Settlement Agreement that is inconsistent with, or is otherwise contrary to, the statements in such press release. None of the Parties shall publicly make any negative statements regarding any other Party, the Board, the process by which LIDAK seeks to enhance shareholder value, or any proposed, pending or consummated Transaction.

          (b) Non-Interference. Each of the Parties hereto agrees that, subject to his or its absolute right to pursue his or its own legitimate business objectives independently and in good faith, he or it will not, and will not permit any related party controlled by him or it, directly or indirectly to, take any action or encourage any other Person to take any action, the intent or direct foreseeable result of which is to interfere with or adversely affect the business activities, contractual relationships or business opportunities of any other Party or such other Party's affiliates and associates.

          (c) Board Composition.

          i. Within 5 days after the Effective Date, LIDAK shall take all necessary action to (1) postpone the 1998 Annual Meeting in accordance with this
Section 5(c), and (2) appoint and direct Ken Olson or his nominee and George P. Rutland as members of an ad hoc search committee (the "Search Committee") to identify and recruit within 20 calendar days three independent directors willing to join the LIDAK Board, at least one of whom has significant experience within the pharmaceutical industry (each, an "Independent Nominee"), although the Search Committee shall use its best efforts to identify and recruit Independent Nominees who have significant experience within the pharmaceutical industry. If the Search Committee is unable to reach agreement on three nominees to be reported to the LIDAK Board within the time period specified, within 3 business days after the expiration of such 20 day period the Parties shall jointly retain the Honorable Howard B. Wiener, retired, who shall select however many nominees to the LIDAK Board are necessary in order that three nominees are reported to the LIDAK Board. Judge Wiener shall select nominees consistent with the Search Committee criteria set forth above in this Section 5(c)(i) and shall not select nominees with familial or material, personal or business relationships with the parties, other directors or nominees, or their respective counsel. Judge Wiener shall, as soon as practicable, after his retention, select and report to the LIDAK Board his nominees. The cost of retaining Judge Wiener shall be borne equally by LIDAK, on the one hand, and HealthMed, on the other hand. Any of the Parties may nominate persons to be considered by Judge Wiener for selection but Judge Wiener may disregard any such nomination and make his selection in any way he chooses. Judge Wiener's decision shall be final and binding on the Parties.

          ii. Within 3 business days after the Search Committee and/or Judge Wiener reports to the LIDAK Board that it has obtained the consent of three qualified Independent Nominees to serve on the LIDAK Board and LIDAK has received all information about these individuals and Rutland and Hennessy which is required for inclusion in the LIDAK supplemental Proxy Statement, LIDAK shall file with the SEC and, as promptly as practicable after the SEC has cleared such materials, distribute to its shareholders a supplemental Proxy Statement and proxy presenting for action at the 1998 Annual Meeting containing, along with any other proposals presented by the Board, the following proposals:

               (A) The adoption of an amendment to Article III of LIDAK's Bylaws expanding the authorized number of directors to a minimum of 5 and maximum of 9.

               (B) The adoption of an amendment to Article III of LIDAK's Bylaws creating three classes of directors, with Class I serving an initial term until the 1999 Annual Meeting, Class II serving an initial term until the 2000 Annual Meeting and Class III serving an initial term until the 2001 Annual Meeting, with the initial terms for all classes to be followed by full three year terms for each such Class.

               (C) The reconstitution of the existing Board of Directors and the election of the following persons, as necessary, into the following Classes:

               Class I: David H. Katz; 1 incumbent director; and 1 Independent Nominee;

               Class II: Edward L. Hennessy, Jr.; 1 incumbent director and 1 Independent Nominee; and

               Class III: George P. Rutland; 1 incumbent director and 1 Independent Nominee.

                    iii. Promptly after the Search Committee and/or Judge Wiener has delivered its determination of the three Independent Nominees to the LIDAK Board, LIDAK will set a new record date and meeting date for the 1998 Annual Meeting, which meeting date shall be not later than 60 days after the date the Search Committee and/or Judge Wiener reports its determination and provides the required information as described in clause 5(c)(ii) above to the LIDAK Board.

                    iv. The Parties hereto agree to vote all shares beneficially owned by them or as to which they have the right to vote pursuant to the provisions of any voting trusts or proxies at the 1998 Annual Meeting in favor of the bylaw amendments and the board nominees referred to in this paragraph 5(c).

          (d) Withdrawal of HealthMed Proxy. Immediately upon the filing by LIDAK of the Supplemental Proxy described above, the HealthMed Parties shall withdraw their Proxy Statement.

          (e) If Proposals Rejected. In the event that the LIDAK Shareholders do not approve the proposals set forth in paragraph 5(c)(ii), the Parties are relieved of all of their obligations hereunder except that the Mutual Releases set forth in paragraph 6 shall continue to be effective and the amount paid by LIDAK to Diamond & Ostrow pursuant to paragraph 5(f) shall be returned to LIDAK.

          (f) Expense Reimbursement. Within three days of the Effective Date, the HealthMed Parties shall submit to LIDAK a declaration under oath of Rex Beaber itemizing the third party out of pocket expenses incurred by the HealthMed Parties in connection with the filing of the HealthMed Proxy Statement and preparing to wage a proxy contest. Within three days of receipt of such declaration, LIDAK shall pay an amount equal to 75 percent of such expenses, with such payment not to exceed the amount of $150,000 to the law firm of Diamond & Ostrow who will hold such funds in trust until the conclusion of the 1998 Annual Meeting. If the proposals set forth in paragraph 5(c)(ii) are adopted by the LIDAK Shareholders, such funds may be disbursed to HealthMed. The HealthMed Parties represent and warrant that none of such reimbursement will be paid to Katz or his counsel. If the proposals set forth in paragraph 5(c)(ii) are not adopted, such funds will be returned to LIDAK.

          (g) No Employment of Katz. Each of the HealthMed Parties agrees not to propose, encourage others to propose, or support in any way, directly or indirectly, the employment or appointment of David H. Katz by LIDAK, in any capacity, as an officer, employee or consultant of LIDAK, and agrees to vote against any such employment or appointment subject to the fiduciary duties of any such party who may be a member of the LIDAK Board.

          (h) No Nomination of Katz. Except as otherwise set forth herein, each of the HealthMed Parties agrees not to nominate, encourage others to nominate, vote for the nomination of, or support in any way the nomination of, directly or indirectly, David H. Katz as a director of LIDAK, from the Effective Date until after the completion of the LIDAK annual meeting of shareholders in 2001, subject to any fiduciary duties of any such party who may be a member of the LIDAK Board.

     6. Mutual Releases. For and in consideration of the agreements contained herein, the Parties hereto release one another as follows:

          (a) HealthMed Parties. Each of the HealthMed Parties, on behalf of itself and of all its affiliates, successors and assigns other than David H. Katz ("related parties"), hereby releases, acquits and forever discharges LIDAK, together with its present and former affiliates, officers, directors, employees, agents, advisors, attorneys, successors and assigns (the "Released Parties"), of and from any and all claims, causes of action (whether at law or equity), demands, expenses and damages which such HealthMed Parties or its related parties may have had, or may now have, or may hereafter have (whether through operation of law, assignment or subrogation), from the beginning of time to the Effective Date, real or suspected, known or unknown, actual or contingent, direct or derivative, including but not limited to any such claims, cause of action, demands, expenses and damages relating to or arising out of any actions or inactions by LIDAK, its Board of Directors, its Executive Committee, its Special Committee or any of its officers, directors, employees, attorneys relating to consideration of the HealthMed proposal, the conduct of LIDAK's business, the submission of matters for consideration at the Annual Meeting, the filing of proxy materials with the SEC, or any other action or inaction relating thereto, excepting only any action, cause of action or suit arising by virtue of the breach of this Settlement Agreement.

          (b) LIDAK. LIDAK, on behalf of itself and all of its affiliates, successors and assigns ("related parties"), hereby releases, acquit and forever discharges the HealthMed Parties, together with their respective present and former affiliates, officers, directors, employees, agents, attorneys, successors and assigns, excluding David H. Katz, of and from any and all claims, causes of action (whether at law or equity), demands, expenses and damages which LIDAK may have had, or may now have, or may hereafter have (whether through operation of law, assignment or subrogation), from the beginning of time to the Effective Date, real or suspected, known or unknown, actual or contingent, direct or derivative, including but not limited to any such claims, causes of action, demands, expenses and damages relating to or arising out of any matters relating to the proposed HealthMed financing transaction, the filing of the Schedule 13D, the filing of the Proxy Statement or any other action or inaction related thereto excepting only any action, causes of action or suit arising by virtue of the breach of this Settlement Agreement. With respect to each of the releases set forth above, each person or entity granting or receiving such a release (i) agrees that such releases do not preclude any Party hereto from seeking to enforce any undertaking or promise contained in this Settlement Agreement or from seeking redress for the breach of any representation or warranty contained in this Settlement Agreement; (ii) agrees not to challenge, and shall use its best efforts to cause each of its affiliates, associates and representatives not to challenge, the validity of any provisions of this Settlement Agreement; and
(iii) expressly waives all rights and benefits each may have under and by virtue of the terms of Section 1542 of the California Civil Code, which provides as follows:

     A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS WHICH THE CREDITOR DOES NOT KNOW OR SUSPECT TO EXIST IN HIS FAVOR AT THE TIME OF EXECUTING THE RELEASE, WHICH IF KNOWN BY HIM MUST HAVE MATERIALLY AFFECTED HIS SETTLEMENT WITH THE DEBTOR.

Except as may be otherwise required by law, the HealthMed Parties will not encourage or cooperate with plaintiffs in any derivative, class action or shareholder litigation related to the Released Parties. Except as may be otherwise required by law, LIDAK will not encourage or cooperate with plaintiffs in any derivative, class action or shareholder litigation related to LIDAK to which any of the HealthMed Parties is a party. In the event that any part of this Settlement Agreement is temporarily, preliminarily or permanently enjoined or restrained by a court of competent jurisdiction, the Parties hereto shall use their reasonable best efforts to cause any such injunction or restraining order to be vacated or dissolved or otherwise declared or determined to be of no further force or effect.

     7. Miscellaneous.

          (a) No Admission of Liability or Wrongdoing. This Settlement Agreement and any proceedings taken hereunder are not and shall not in any way be construed as or deemed to be evidence of (i) any admission or concession on the part of any Party of the merits or lack of merits of any claim or counterclaim that any of the Parties may have or which they have threatened to assert, or
(ii) any admission or concession on the part of any Party of any liability or wrongdoing whatsoever, which liability and wrongdoing are hereby expressly denied and disclaimed by each of the Parties.

          (b) No Duress, Etc. The Parties agree that this Settlement Agreement is entered into without duress, in good faith and for sufficient consideration, and that it is fair, just and reasonable to all Parties.

          (c) Full Knowledge, Independent Advice, Etc. This Settlement Agreement is entered into with full knowledge of any and all rights which the Parties may have. All Parties have received or have had made available to them all financial and other information they or their counsel considered necessary to make an informed judgment concerning the Settlement Agreement. Each Party has received independent legal advice, has conducted such investigation as he or his counsel thought appropriate, and has consulted with such other independent advisors as each of them and their counsel deemed appropriate, regarding this Settlement Agreement and their rights and asserted rights in connection therewith. None of the Parties is relying upon any representations or statements made by any other Party, or such other Party's employees, agents, representatives or attorneys, regarding this Settlement Agreement or its preparation except to the extent such representations are expressly set forth herein.

          (d) Reasonable Efforts. All Parties hereto agree to exercise all reasonable efforts and to take all reasonable steps necessary to effectuate the settlement set forth in this Settlement Agreement.

          (e) Successors. This Settlement Agreement shall be binding upon and inure to the benefit of the Parties hereto and their respective heirs, successors and assigns, and upon any corporation or other entity into or with which any Party hereto may merge, combine or consolidate (provided that the Party is the survivor in such merger, combination or consolidation).

          (f) Governing Law. This Settlement Agreement shall be governed by and construed and enforced in accordance with the laws of the State of California, without reference to the conflict of laws principles thereof.

          (g) Amendment and Waiver. Any provision of Section 4 of this Settlement Agreement, may be waived by an instrument in writing signed by LIDAK and any such waiver shall be binding on all Parties. No waiver or amendment of any other provision hereof shall be effective as against any Party unless such Party agrees to such amendment or waiver in writing.

          (h) Authority. Each person executing this Settlement Agreement represents that he or it has read and fully understands this Settlement Agreement and that he or it has the authority to execute this Settlement Agreement in his individual capacity or in the capacity identified on the signature page below.

          (i) Notices. All notices, requests, claims, demands and other communications hereunder shall be in writing and shall be given or made (and shall be deemed to have been duly given or made upon receipt) by delivery in person, by courier service, by telecopy or by registered or certified mail (postage prepaid, return receipt requested) to the respective parties at the addresses set forth on Exhibit C (or at such other address for a party as shall be specified in a notice given in accordance with this paragraph). Each such notice, request, claim, demand or other communication shall be effective
(i) if given by telecopy transmission, when such transmission to the telecopy number specified in Exhibit C has been made and the appropriate electronic confirmation that the entire communication has been received by the recipient equipment has been received by the sender or (ii) if given by any other. means, when actually received at the address specified in this paragraph; provided, in each case, that a notice given other than during normal business hours or on a day other than on a business day at the place of receipt shall not be effective until the opening of business on the next business day at the place of receipt.

          (j) Specific Performance. Each of the Parties acknowledges and agrees that irreparable harm would occur if any provision of this Settlement Agreement were not performed in accordance with the terms thereof, or were otherwise breached, and that such harm could not be remedied by an award of money damages. Accordingly, the Parties hereto agree that any non-breaching party shall be entitled to an injunction to prevent breaches of this Settlement Agreement and to enforce specifically the terms and provisions hereof. More specifically, each of the Parties hereto hereby agrees that any action or proceeding brought under or to enforce any provision of this Settlement Agreement shall be commenced in the United States District Court for the Southern District of California and each Party hereto hereby consents to the personal jurisdiction of and venue in such United States District Court and agrees further that service of process or notice in any such action or proceeding shall be effective if given in the manner set forth in Section 9(i) hereof.

          (k) Counterparts. This Settlement Agreement may be executed in one or more counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.

          (l) Effectiveness. This Settlement Agreement shall become effective on the Effective Date.

          (m) Construction. This Settlement Agreement shall be construed as a whole in accordance with its fair meaning and in accordance with the laws of the State of California. The language of the Settlement Agreement shall not be construed for or against any particular Party. The headings used herein are for reference only and shall not affect the construction of this Settlement Agreement.

          (n) Integration. This Settlement Agreement is the complete and exclusive agreement of the parties with respect to the subject matter hereof. There are no restrictions, promises, warranties or undertakings other than those set forth herein. This Agreement supersedes all prior agreements and undertakings between or among the parties or any persons related to the parties. There are not any other agreements, direct or collateral, written or oral, between the parties hereto. All prior negotiations, agreements, undertakings and statements made between the parties hereto which have occurred on any subject at any time prior to the execution of this Agreement with regard to the subject matter of this Agreement are hereby superseded and merged into this integrated Agreement. Neither this Agreement nor any term hereof may be changed, waived, discharged or terminated, except by a subsequent amendment in writing signed by the party against whom such provision operates. No such change, waiver, discharge or termination of this Agreement shall be binding upon any party hereto unless and until it is signed by that party.

                            [SIGNATURE PAGE FOLLOWS]

     IN WITNESS WHEREOF, the Parties hereto have caused this Settlement Agreement to be executed as of the date first above written.

                                        LIDAK PHARMACEUTICALS,
                                        a California Corporation



                                        By:   /s/ WILLIAM N. JENKINS
                                           --------------------------------
                                                 Chairman of the Board


                                        HEALTHMED, INC.,
                                        a Nevada Corporation,



                                        By:   /s/ MITCHELL J. STEIN
                                           --------------------------------
                                                      President

                                              /s/ MITCHELL J. STEIN
                                        -----------------------------------
                                                  Mitchell J. Stein


                                              /s/ GEORGE P. RUTLAND
                                        -----------------------------------
                                                  George P. Rutland


                                              /s/ WALLACE O. RAUBENHEIMER
                                        -----------------------------------
                                                  Wallace O. Raubenheimer


                                              /s/ EDWARD L. HENNESSY, JR.
                                        -----------------------------------
                                                  Edward L. Hennessy, Jr.

                                   EXHIBIT A


                               GERALD J. YAKATAN

                               TIMOTHY R. RUSSELL

                                 JAMES E. BERG

                              JEFFERY B. WEINRESS

                                CAROL O. COWING

                                 LAURA E. POPE

                                 CINDI E. MOORE

                               JAGADISH C. SIRCAR

                                                                       Exhibit B


                LIDAK PHARMACEUTICALS AND SHAREHOLDERS COMMITTEE
                           REACH SETTLEMENT AGREEMENT,
                      POSTPONE ANNUAL SHAREHOLDERS' MEETING


      La Jolla, and Beverly Hills, CA - March 25, 1998 -- LIDAK Pharmaceuticals (Nasdaq NM: LDAKA) and a Shareholders Committee today announced that they have entered into a settlement agreement whereby the Shareholders Committee will withdraw a previously filed proxy statement in support of an alternative slate of directors for LIDAK. Parties to the agreement included LIDAK, HealthMed, Inc. and Wallace O. Raubenheimer on behalf of the Shareholders Committee, as well as Mitchell J. Stein, George P. Rutland and Edward L. Hennessy, Jr.

      The settlement agreement provides for a new LIDAK Board comprised of four existing LIDAK directors, three additional independent nominees to be mutually agreed upon, and two of the Committee's nominees, Mr. Rutland and Mr. Hennessy. Additionally, the LIDAK Board has agreed to two by-law amendments, expanding the number of directors to a maximum of nine, and creating three classes of directors with staggered three year terms. The director nominees and by-law amendments will be voted upon at the 1998 annual shareholders' meeting, which has been postponed to allow adequate time to conduct an expeditious search for the additional independent nominees and to amend LIDAK's proxy materials. A date for the meeting will be set after the additional independent nominees have been selected. Information with respect to the postponement will be mailed to all shareholders.

      The agreement also provides that the Committee and its nominees will not conduct any proxy or other shareholder solicitations through the annual meeting of shareholders to occur in 2001, limits additional stock purchases or control of voting shares by the parties, and provides that LIDAK will reimburse HealthMed for certain third party expenses, not to exceed $150,000. The agreement does not contemplate any changes to the Company's current executive management.

      Gerald J. Yakatan, president, chief executive officer and a director of LIDAK, stated, "We are pleased that this potentially contentious situation had such a positive outcome for the Company. The Company was able to avoid the disruption and potentially substantial costs associated with a proxy contest by reaching this settlement agreement. We look forward to working with the new Board members in determining LIDAK's future, with the mutual ultimate goal of significantly enhancing shareholder value."

      Rex Julian Beaber, General Counsel of HealthMed, commented, "As a large shareholder of LIDAK, HealthMed believes this agreement will create a Board of Directors who will work together in the interests of all shareholders and guide LIDAK through successful exploitation of its products into the next millennium."

      LIDAK Pharmaceuticals is developing therapeutic products designed to treat virally caused diseases, allergies and asthma, inflammatory disorders and cancer. LIDAK's topical drug for the treatment of recurrent oral facial herpes, LIDAKOL, was recently submitted to the United States Food and Drug Administration for marketing approval.

CONTACT: Jeffery B. Weinress, Vice President & CFO of LIDAK Pharmaceuticals, 619-558-0364, ext. 242, or Rex Julian Beaber, General Counsel of HealthMed, 310-448-1331.


                                      # # #



The information contained in this press release, including any forward looking statements contained herein, should be reviewed in conjunction with the Company's Annual Report on Form 10-K and other publicly available information regarding the Company, copies of which are available from the Company upon request. Such publicly available information sets forth many risks and uncertainties related to the Company's business and such statements, including risks and uncertainties related to drug development and clinical trials. Final review decisions made by the FDA and other regulatory agencies concerning clinical trial results are unpredictable and outside of the influence and/or control of the company.